May 25, 2021

BNY MELLON INDEX FUNDS, INC.

-	BNY Mellon S&P 500 Index Fund
-	BNY Mellon Smallcap Stock Index Fund
-	BNY Mellon International Stock Index Fund

BNY MELLON MIDCAP INDEX FUND, INC.

                                                        Supplement to Current Summary Prospectus and Prospectus

Effective June 30, 2021, the following information will supersede and replace the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus for each of the funds:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and Ms. Sheremeta are each a vice president and senior portfolio manager at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Ms. Walker Smith is a director and head of equity index portfolio management at Mellon. Messrs. France, Frysinger, Stoll and Mses. Sheremeta and Walker Smith also are employees of BNYM Investment Adviser.

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Effective June 30, 2021, the following information will supersede and replace the third paragraph in the section "Fund Details – Management" in the prospectus for each of the funds:

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith are the funds' primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith are employees of BNYM Investment Adviser and Mellon Investments Corporation, an affiliate of BNYM Investment Adviser, and are jointly and primarily responsible for managing the funds' portfolios. Mr. France is a vice president and senior portfolio manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2009, and by BNYM Investment Adviser since November 2017. Mr. Frysinger is a vice president and senior portfolio manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2007, and by BNYM Investment Adviser since September 2020. Ms. Sheremeta is a vice president and senior portfolio manager at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 2011, and by BNYM Investment Adviser since September 2020. Mr. Stoll is a vice president and senior portfolio manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2005, and by BNYM Investment Adviser since September 2020. Ms. Walker Smith is a director and head of equity index portfolio management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 1995, and by BNYM Investment Adviser since 2010. Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith manage the funds in their capacity as employees of BNYM Investment Adviser.

INDXSTK0521